UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 9th, 2004

Commission File No. 000-25553

Hubei Pharmaceutical Group Ltd.
(Exact name of registrant as specified in its charter)

NEVADA	88-0419476
(State or other jurisdiction of incorporation)	(IRS Employer Identification Number)

410 Park Avenue, 15th Floor, New York, NY	10022
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (604) 881-2899

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01	Completion of Acquisition of Asset.

Pro forma consolidated statements and audited financial statements are filed herein with respect to the acquisition of a 60% controlling interest in Hubei Tongji Benda Ebei Pharmaceutical Co., Ltd. a joint venture between Hubei Benda Science and Technology Development Co., Ltd. as 60% majority partner and it’s two controlling shareholders Ms Xu Wei and Mr. Wan Yiqing as 40% minority partners. Initial disclosure was included as Item 5 in Form 10QSB filed June 22nd, 2004. By agreement dated May 26th, 2004 an application was made to re-register and re-license the joint venture as a Sino-American joint venture and, subject to and on successful completion of re-registration, licensing and granting of operating permits, for Hubei Pharmaceutical Group Ltd. to agree to acquire the majority partners 60% controlling interest in the joint venture through issuance of 1,600,000 common shares at a deemed price of $0.68 per share following completion of an independent audit, and the issuance of an additional 1,400,000 common shares at a deemed price of $0.68 per share after a license has been obtained for one of the new biotech products, and the investment of $1,425,000 (12,000,000RMB) within one year of closing the transaction with $220,000 thereof having been paid as a refundable deposit on or about June 3rd, 2004. All shares to be issued with respect to the acquisition will be made in an off-shore transaction under Regulation S of the securities act of 1933, as amended, and as such will be unregistered and carry an appropriate restrictive legend. By agreement of the two parties, upon completion of the transaction, the effective date for the purposes of revenue participation will be back dated to June 1st, 2004. Conversion to a Sino-American joint venture along with the issuance of licensing and operating permits was completed on July 9th and a treasury order for 1,600,000 restricted shares has been prepared. Accordingly management anticipate that revenues of approximately 16,000,000 Yuan, roughly equivalent to 1.95 million dollars along with resulting profits will be reported for the joint venture operation for the partial quarter ended July 31st, 2004.

ITEM 9.01	Financial Statements and Exhibits.

Item 9.01 (a) Financial Statements of Business Acquired

MOEN AND COMPANY CHARTERED ACCOUNTANTS
Member:
Canadian Institute of Chartered Accountants
Institute of Chartered Accountants of British Columbia
Institute of Management Accountants (USA) (From 1965)

Registered with:
Public Company Accounting Oversight Board (USA) (PCAOB)
Canadian Public Accountability Board (CPAB)
Canada - British Columbia Public Practice Licence

Securities Commission Building
PO Box 10129, Pacific Centre
Suite 1400 - 701 West Georgia Street
Vancouver, British Columbia
Canada V7Y 1C6
Telephone: (604) 662-8899
Fax: (604) 662-8809
Email: moenca@telus.net

INDEPENDENT AUDITORS' REPORT

To the Shareholders and Directors of
Hubei Tongji Benda Ebei Pharmaceutical Co., Ltd.

We have audited the accompanying balance sheets of Hubei Tongji Benda Ebei Pharmaceutical Co., Ltd. as of December 31, 2002, and December 31, 2003, and May 31, 2004, respectively, and the related statements of income, retained earnings, cash flows and changes in stockholders’ equity for the years ended December 31, 2002, December 31, 2003, and the five-month period ended May 31, 2004. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Hubei Tongji Benda Ebei Pharmaceutical Co., Ltd. as of December 31, 2002, December 31, 2003, and May 31, 2004, respectively, and the results of its operations and its cash flows for the years ended December 31, 2002, December 31, 2003, and the five-month period ended May 31, 2004, respectively in conformity with accounting principles generally accepted in the United States of America.

"Moen and Company"
Vancouver, British Columbia, Canada
Chartered Accountants
August 23, 2004

"Independent Accountants and Auditors"

HUBEI TONGJI BENDA EBEI PHARMACEUTICAL CO., LTD.
Balance Sheets
(Expressed in US Dollars)

	May 31,	December 31,
	2004	2003	2002

Assets
Current Assets
Cash (Note 2(c))	$11,117	$3,056	$5,969
Accounts receivable	323,125	174,916	320,683
Prepaid expenses	32,904	709,377	335,512
Inventory	434,037	198,109	313,137
Total current assets	801,183	1,085,458	975,301

Property, plant and equipment, at cost (Note 2(n)	5,235,053	3,114,215	1,576,049
Less: accumulated depreciation	(235,922)	(32,957)	(11,096)
Net property, plant and equipment	4,999,131	3,081,258	1,564,953
Construction in process	37,909	22,073	317,393

Intangible assets	1,538,824	1,565,157	1,562,493
Total Assets	$7,377,047	$5,753,946	$4,420,140

Liabilities and Stockholders' Equity

Current Liabilities
Accounts payable and accrual liabilities	$608,189	$549,743	$512,274
Loans from related party (Note 6)	860,633	329,241	295,039
Short term loan (Note 3)	1,573,000	1,331,000	--
Deposits received	10,839	14,830	13,761
Income tax payable	44,770	27,813	71,384
Total current liabilities	3,097,431	2,252,627	892,458
Long term debt	847,000	127,585	1,337,585
Stockholders' Equity
Capital stock	2,420,000	2,420,000	1,210,000
Contributed surplus	817,261	817,261	817,261
Retained earnings	195,355	136,473	162,836
Total stockholders' equity	3,432,616	3,373,734	2,190,097

Total Liabilities and Stockholders' Equity	$7,377,047	$5,753,946	$4,420,140

Approved on behalf of the board:
, Director and Chief Executive Officer

, Director and Chief Financial Officer

See Accompanying Notes and Independent Auditors' Report

HUBEI TONGJI BENDA EBEI PHARMACEUTICAL CO., LTD.
Statements of Income
(Expressed in US Dollars)

	Five-Month Period Ended May 31,	Year Ended December 31,
	2004	2003	2002

Revenue	$2,136,138	$268,504	$2,587,523
Other income	176	642	--
	2,136,314	269,146	2,587,523
Cost of Good Sold	(1,806,410)	(184,390)	(2,115,477)
Freight Expenses	(2,062)	(9,703)	(101,262)
	(1,808,472)	(194,093)	(2,216,739)
Gross Profit	327,842	75,053	370,784
General and Administration Costs
Bank charges and interest	673	35,659	3,284
Depreciation - tangible assets	202,965	21,861	7,221
Depreciation - intangible assets	26,333	3,386	--
Office expenses	6,843	12,855	61,730
Professional fees	6,135	1,210	7,260
Repair and maintenance	12,662	2,110	57,082
Salary and benefits	7,574	11,074	62,866
Travel and promotion	5,775	13,261	108,133
	268,960	101,416	307,576
Net profit (loss) for the period	$58,882	$(26,363)	$63,208

See Accompanying Notes and Independent Auditors' Report

HUBEI TONGJI BENDA EBEI PHARMACEUTICAL CO., LTD.
Statements of Retained Earnings
(Expressed in US Dollars)

	Five-Month Period Ended May 31,	Year Ended December 31,
	2004	2003	2002

Net profit (loss) for the period	$58,882	$(26,363)	$63,208
Retained earnings (deficit), beginning of period	136,473	162,836	99,628
Retained earnings (deficit), end of period	$195,355	$136,473	$162,836

See Accompanying Notes and Independent Auditors' Report

HUBEI TONGJI BENDA EBEI PHARMACEUTICAL CO., LTD.
Statement of Cash Flows
(Expressed in US Dollars)

	Five-Month Period Ended May 31,	Year Ended December 31,
	2004	2003	2002
Cash derived from (applied to)
Operating activities
Net profit (loss) for the period	$58,882	$(26,363)	$63,208
Items not requiring use of cash
Depreciation - tangible assets	202,965	21,861	7,221
Depreciation - intangible assets	26,333	3,386	--
Changes in non-cash working capital items
Prepaid expenses	676,473	(373,865)	(163,371)
Inventory	(235,928)	115,028	(146,508)
Accounts receivable	(148,209)	145,767	(119,861)
Short term loan (Note 3)	242,000	1,331,000	--
Deposits received	(3,991)	1,069	7,711
Income tax payable	16,957	(43,571)	49,046
Long term debt	719,415	(1,210,000)	1,337,585
Accounts payable	58,446	37,469	(162,379)
Net cash from operating activities	1,613,343	1,781	872,652
Financing activities
Capital stock issued for cash	--	1,210,000	763,293
Loans from related party	531,392	34,202	147,952
	531,392	1,244,202	911,245
Investing activities
Fixed assets purchased	(2,120,838)	(1,538,166)	(380,600)
Construction in process	(15,836)	295,320	160,660
Intangible assets	--	(6,050)	(1,562,493)
Net cash (used in) provided by investing activities	(2,136,674)	(1,248,896)	(1,782,433)

Cash increase (decrease) during the period	8,061	(2,913)	1,464

Cash, beginning of period	3,056	5,969	4,505

Cash, end of period	$11,117	$3,056	$5,969

See Accompanying Notes and Independent Auditors' Report

HUBEI TONGJI BENDA EBEI PHARMACEUTICAL CO., LTD.
Notes to Consolidated Financial Statements
May 31, 2004, December 31, 2003, and December 31, 2002
(Expressed in U.S. Dollars)

Note 1.	ORGANIZATION AND NATURE OF BUSINESS

Hubei Tongji Benda Ebei Pharmaceutical Co., Ltd. was the Dosage Division of Hubei Benda Science & Technology Development Co., Ltd. On December 25th, 2003 Hubei Tongji Benda Ebei Pharmaceutical Co, Ltd. (Benda) was registered as a Chinese joint venture between Hubei Benda Science & Technology Development Co. Ltd. as 60% majority partner and its two principal owners as 40% minority partners. The assets of the Dosage Division were vended in as the majority partner’s contribution to registered capital.
Its production base is located at Guangshui City, Hubei, China. The Company produces pharmaceutical products.

Note 2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

(a)	Basis of Presentation

These consolidated financial statements have been prepared in accordance with Accounting Principles Generally Accepted in the United States ("USGAAP").

(b)	Use of Estimates

The preparation of financial statements in conformity with USGAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the dates of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates.

(c)	Cash and Cash Equivalents

Cash consists of cash on hand and on deposit.

(d)	Income Taxes

Provisions for income taxes are based on taxes payable or refundable for the current year and deferred taxes on temporary differences between the amount of taxable income and pretax financial income and between the tax bases of assets and liabilities and their reported amounts in the financial statements. Deferred tax assets and liabilities are included in the financial statement at currently enacted income tax rates applicable to the period in which the deferred tax assets and liabilities are expected to be realized or settled as prescribed in FASB Statement No. 109, Accounting for Income Taxes. Deferred tax assets are reduced by a valuation reserve to nil due to uncertainty of applying tax losses brought forward. As changes in tax laws or rate are enacted, deferred tax assets and liabilities are adjusted through the provision for income taxes.

(e)	Stock Based Compensation

SFAS No. 123, "Accounting for stock-based compensation" permits the use of either a "fair value based method" or the "intrinsic value method" defined in Accounting Principles Board Opinion 25, "Accounting for stock issued to employees" (APB 25) to account for employee stock-based compensation arrangements.

The Company accounts for employee stock based compensation using the intrinsic value method prescribed in APB 25 and related interpretations. Accordingly, compensation cost for stock options is measured as the excess, if any, of the fair value of the Company’s common stock at the date of the grant over the amount an employee must pay to acquire the common stock. Non-employee stock based compensation is accounted for using the fair value method in accordance with SFAS No. 123 - "Accounting for Stock Based Compensation".

No disclosures relating to stock based compensation have been included with the accompanying balance sheet, as no stock option has been granted to directors and employees.

HUBEI TONGJI BENDA EBEI PHARMACEUTICAL CO., LTD.
Notes to Consolidated Financial Statements
May 31, 2004, December 31, 2003, and December 31, 2002
(Expressed in U.S. Dollars)

Note 2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont’d)

(f)	Compensated Absences

Employees of the corporation are entitled to paid vacations, sick days and other time off depending on job classification, length of service and other factors. It is impractical to estimate the amount of compensation for future absences, and accordingly, no liability has been recorded in the accompanying consolidated financial statements. The corporation’s policy is to recognize the costs of compensated absences when paid to employees.

(g)	Net Profit (Loss) Per Share

As the Company is presently a nonpublic company, pursuant to US GAAP financial statements disclosures, it is not required to present earnings per share.

(h)	Disclosure about Fair Value of Financial Instruments

As defined in FASB 107, the company estimates whether the fair value of all financial instruments differ materially from the aggregate carrying values of its financial instruments recorded in the accompanying balance sheet, which need to be disclosed. The estimated fair values of amounts have been determined by the Company using available market information and appropriate valuation methodologies. Considerable judgment is required in interpreting market data to develop the estimates of fair value, and accordingly, the estimates are not necessarily indicative of the amounts that the Company could realize in a current market exchange.

(i)	Concentration of Credit Risk

Financial instruments that potentially subject the Company to a significant concentration of credit risk consist primarily of cash and cash equivalents which are not collateralized. The Company limits its exposure to credit loss by placing its cash and cash equivalents with high credit quality financial institutions.

(j)	Long-lived Assets

Statement of Financial Accounting Standards No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of," requires that long-lived assets be reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of the asset in question may not be recoverable. This standard did not have a material effect on the Company’s results of operations, cash flows or financial position in these financial statements.

HUBEI TONGJI BENDA EBEI PHARMACEUTICAL CO., LTD.
Notes to Consolidated Financial Statements
May 31, 2004, December 31, 2003, and December 31, 2002
(Expressed in U.S. Dollars)

Note 2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont’d)

(k)	Foreign Currency Translation

The reporting currency of the Company is the United States Dollar. The accounts of other currencies are translated into US Dollars on the following basis:

Monetary assets and liabilities are translated at the current rate of exchange.
The weighted average exchange rate for the period is used to translate revenue, expenses, and gains or losses from the functional currency to the reporting currency.
The gain or loss on the of foreign currency financial statements is reported as a separate component of stockholders’ equity and not recognized in net income. Gains or losses on remeasurement from the recording currency are recognized in current net income.
Gains or losses from foreign currency transactions are recognized in current net income.
Fixed assets are measured at historical exchange rates that existed at the time of the transaction.
Depreciation is measured at historical exchange rates that existed at the time the underlying related asset was acquired.

The effect of exchange rate changes on cash balances is reported in the statement of cash flows as a separate part of the reconciliation of change in cash and cash equivalents during the period.

(l)	Revenue Recognition

The Securities and Exchange Commission (SEC) issued Staff Accounting Bulletin (SAB) 101, Revenue Recognition in Financial Statements, in December 1999. The SAB summarizes certain of the SEC staff’s views in applying generally accepted accounting principles to revenue recognition in financial statements. During the current year, the Company performed a review of its revenue recognition policies and determined that it is in compliance with SAB 101.

Revenue is recognized when the customers take title and assumes the rewards of ownership. Revenue is recorded at the time of shipment from the manufacturing plant.

(m)	Financial Instruments

The Company’s financial instruments consist of cash, accounts receivable, prepaid expenses, current liabilities and long term debt.

It is management’s opinion that this Company is not exposed to significant interest or credit risks arising from these financial instruments, as the fair value of these financial instruments approximate their carrying values.

HUBEI TONGJI BENDA EBEI PHARMACEUTICAL CO., LTD.
Notes to Consolidated Financial Statements
May 31, 2004, December 31, 2003, and December 31, 2002
(Expressed in U.S. Dollars)

Note 2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont’d)

(n)	Property, Plant and Equipment

Fixed assets are stated at cost less accumulated depreciation. Depreciation is recorded at the following rates, based upon the useful life of the assets:

Equipment	-	30% per annum on the declining balance basis
Plant and buildings	-	6% per annum on the straight-line basis

As at May 31, 2004		Accumulated	Net Book
	Cost	Amortization	Value
Plant & buildings	2,068,230	(166,130)	1,902,100
Equipment	3,166,823	(69,792)	3,097,031
	5,235,053	(235,922)	4,999,131

As at December 31, 2003		Accumulated	Net Book
	Cost	Amortization	Value
Plant & buildings	2,068,230	(8,454)	2,059,776
Equipment	1,045,985	(24,503)	1,021,482
	3,114,215	(32,957)	3,081,258

As at December 31, 2002		Accumulated	Net Book
	Cost	Amortization	Value
Plant & buildings	549,116	(5,947)	543,169
Equipment	1,026,933	(5,149)	1,021,784
	1,576,049	(11,096)	1,564,953

(o)	Segmented Information

The Company’s identifiable assets are all located in China.

HUBEI TONGJI BENDA EBEI PHARMACEUTICAL CO., LTD.
Notes to Consolidated Financial Statements
May 31, 2004, December 31, 2003, and December 31, 2002
(Expressed in U.S. Dollars)

Note 3.	SHORT TERM LOANS

Short term loans are borrowing from banks. The terms of these short term loans are summarized as follows:

		Interest Rate	Maturity	Borrowing
	Principal	(Per annum)	Date	Date
Bank of China, City of Guangshui	$605,000	5.31%	9/13/2004	9/13/2003
Bank of China, City of Guangshui	363,000	5.31%	11/25/2004	12/1/2003
Credit Union of Agriculture, City of Guangshui	363,000	6.30%	1/24/2005	7/24/2003
Balance at December 31, 2003	1,331,000
Credit Union of Agriculture, City of Guangshui	242,000	8.10%	2/24/2005	2/24/2004
Balance at March 31, 2004	$1,573,000

The abovementioned loans from Credit Union of Agriculture, totalling $605,000 are secured by the assets of the company.

Note 4.	PENSION AND EMPLOYMENT LIABILITIES

The company does not have liabilities as at May 31, 2004, December 31, 2003, and December 31, 2002, respectively, for pension, post employment benefits or post-retirement benefits. The company does not have a pension plan.

Note 5.	SINO-AMERICAN JOINT VENTURE

By agreement dated May 26th, 2004 an application was made to re-register and re-license the joint venture as a Sino-American joint venture and, subject to and on successful completion of re-registration, licensing and granting of operating permits, for Hubei Pharmaceutical Group Ltd. to agree to acquire the majority partners 60% controlling interest in the joint venture through issuance of 1,600,000 common shares at a deemed price of $0.68 per share following completion of an independent audit, and the issuance of and additional 1,400,000 common shares at a deemed price of $0.68 per share after a license has been obtained for one of the new biotech products, and the investment of $1,425,000 (12,000,000RMB) within one year of closing the transaction with $220,000 thereof having been paid as a refundable deposit on or about June 3rd, 2004. Conversion to a Sino-American joint venture along with the issuance of licensing and operating permits has now been completed.

Note 6.	LOANS FROM RELATED PARTY

Loans from the former parent company total $860,633 at May 31, 2004 and negotiations are in progress to obtain a long term deferment of payment of this account, as a long term debt.

Item 9.01 (b) Pro Forma Financial Information
HUBEI PHARMACEUTICAL GROUP, LTD.
Notes to Pro Forma Consolidated Financial Statements

Introduction:

The following pro forma financial results show the historical statements of Hubei Pharmaceutical Group, Ltd. ("HPGL") for the three months ended April 30, 2004, and the dosage division of the Hubei Benda Science & Technology Development Co., Ltd. for the three months ended March 31, 2004, adjusted to assume that the acquisition of the Benda Dosage Division by HPGL had been completed at the beginning of the period. On December 25th, 2003 Hubei Tongji Benda Ebei Pharmaceutical Co, Ltd. (Benda) was registered as a Chinese joint venture between Hubei Benda Science & Technology Development Co. Ltd. as 60% majority partner and its two principal owners as 40% minority partners. The assets of the Dosage Division were vended in as the majority partner’s contribution to registered capital. By agreement dated May 26th, 2004 an application was made to re-register and re-license the joint venture as a Sino-American joint venture and, subject to and on successful completion of re-registration, licensing and granting of operating permits, for HPGL to agree to acquire the majority partners 60% controlling interest in the joint venture through issuance of 1,600,000 common shares at a deemed price of $0.68 per share following completion of an independent audit, and the issuance of an additional 1,400,000 common shares at a deemed price of $0.68 per share after a license has been obtained for one of the new biotech products, and the investment of $1,425,000 (12,000,000RMB) within one year of closing the transaction with $220,000 thereof having been paid as a refundable deposit on or about June 3rd, 2004. Conversion to a Sino-American joint venture along with the issuance of licensing and operating permits has now been completed

Pro Forma Financial Information

The following pro forma financial results show the historical financial statements of Hubei Pharmaceutical Group, Ltd. for the three months ended April 30, 2004, and Hubei Tongji Benda Ebei Pharmaceutical Co., Ltd. for the three months ended March 31, 2004, adjusted to assume the acquisition of Benda has been completed at the beginning of the period by an agreement dated May 26, 2004. Under the terms of the acquisition agreement, Hubei Pharmaceutical Group Ltd. agreed to acquire the majority partners 60% controlling interest in the joint venture through issuance of 1,600,000 common shares at a deemed price of $0.68 per share following completion of an independent audit, and the issuance of an additional 1,400,000 common shares at a deemed price of $0.68 per share after a license has been obtained for one of the new biotech products, and the investment of $1,425,000 (12,000,000RMB) within one year of closing the transaction with $220,000 thereof having been paid as a refundable deposit on or about June 3rd, 2004. Conversion to a Sino-American joint venture along with the issuance of licensing and operating permits has now been completed.

Assumptions:

1.	The acquisition occurred in the first day of the period

2.	Hubei Pharmaceutical Group Ltd. has issued 3.0 million common shares and invested 12,000,000 RMB to exchange for 60% equity interest in Hubei Tongji Benda Ebei Pharmaceutical Co., Ltd.

Adjustments

1.	To record the acquisition of 60% interest of Hubei Tongji Benda Ebei Pharmaceutical Co., Ltd.
2.	To record minority share of profit for the period.

HUBEI PHARMACEUTICAL GROUP, LTD.
Pro Forma Consolidated Balance Sheet
(Expressed in US Dollars)

	Hubei Pharmaceutical Group, Ltd. April 30, 2004	Hubei Tongji Benda Ebei Pharmaceutical Co., Ltd. March 31, 2004	Adjustments & Eliminations	Pro Forma Consolidation
Assets	(Unaudited)	(Unaudited)
Current Assets
Cash and cash equivalents	$295,119	$980	$0		$296,099
Accounts receivable	393,818	345,238			739,056
Prepaid expenses	358,014	174,758			532,772
Inventory	783,586	190,282			973,868
Travel advance	4,766	--			4,766
Total current assets	1,835,303	711,258			2,546,561
Property, plant and equipment, at cost	3,040,228	4,430,580			7,470,808
Less: accumulated depreciation	(1,900)	(32,957)			(34,857)
Net property, plant and equipment	3,038,328	4,397,623			7,435,951
Construction in process	--	30,366			30,366
Intangible assets	--	1,565,157			1,565,157
Total Assets	$4,873,631	$6,704,404			11,578,035
Liabilities and Stockholders' Equity
Current Liabilities
Accounts payable and accrual liabilities	$512,858	$846,954	$0		$1,359,812
Short term loan	--	1,573,000			1,573,000
Deposit received	--	17,863			17,863
Income tax payable	--	39,129			39,129
Total current liabilities	512,858	2,476,946			2,989,804
Long term debt	--	847,000			847,000
Minority interests in Joint Venture Corporations	3,622,500		1,352,184	(1)	4,925,844
			(48,840)	(2)
	3,622,500		1,303,344		4,925,844
Stockholders' Equity
Capital stock	2,977,108	2,420,000	2,028,274	(1)	5,005,382
			(2,420,000)	(1)
Contributed surplus	--	817,260	(817,260)	(1)	0
Retained earnings	(2,238,835)	143,198	(143,198)	(1)	(2,189,995)
			48,840	(2)
Total stockholders' equity	738,273	3,380,459	(1,303,344)		2,815,387
Total Liabilities and Stockholders' Equity	$4,873,631	$6,704,404			$11,578,035

HUBEI PHARMACEUTICAL GROUP, LTD.
Pro Forma Consolidated Statement of Income
(Expressed in US Dollars)

	Hubei Pharmaceutical Group Ltd.	Hubei Tongji Benda Ebei Pharmaceutical Co., Ltd.
	Three Months Ended
	April 30, 2004	March 31, 2004	Adjustments & Eliminations	Pro Forma Consolidation
	(Unaudited)	(Unaudited)

Revenue	$86,533	$140,661			$$227,194
Other income	--	160			160
	86,533	140,821			227,354
Cost of Good Sold	(46,562)	(107,239)			(153,801)
Gross Profit	39,971	33,582			73,553
General and Administration Costs
Operating expenses	18,401	3,875			22,276
Non-operating expenses	--	3,881			3,881
Management expenses	141,651	18,871			160,522
Financial expenses	148	230			378
	160,200	26,857			187,057
Net profit (loss) for the period
	(120,229)	6,725			(113,504)
Minority interests	(51,530)	2,690		(2)	(48,840)
Net profit (loss) after minority interest	$(68,699)	$4,035		$	$(64,664)

Basic earnings (loss) per common share	$(0.00)
Diluted earnings (loss) per common share	$(0.00)

Weighted average number of shares outstanding
Basic	31,296,129
Diluted	34,737,556

*	following treasury issue and investment of capital

HUBEI PHARMACEUTICAL GROUP, LTD.
Pro Forma Consolidated Statement of Income
(Expressed in US Dollars)

	Hubei Pharmaceutical Group Ltd.	Hubei Tongji Benda Ebei Pharmaceutical Co., Ltd.
	Twelve Months Ended
	January 31, 2004	December 31, 2003	Adjustments & Eliminations	Pro Forma Consolidation
	(Audited)	(Audited)

Revenue	$--	$268,504	$		$$268,504
Other income	--	642			642
	--	269,146			269,146
Cost of Good Sold	--	(194,093)			(194,093)
Gross Profit	--	75,053			75,053
General and Administration Costs
Depreciation and amortization	1,333	25,247			26,580
Operating expenses	17,632	13,261			30,893
Management expenses	586,747	27,249			613,996
Financial expenses	10,491	35,659			46,150
	616,203	101,416			717,619
Net profit (loss) for the period
	(616,203)	(26,363)			(642,566)
Minority Interests	(264,166)	(10,545)	*	(2)	(274,711)
Net loss available to common stockholders	(352,037)	(15,818)			(367,855)

Basic earnings (loss) per common share	$(0.02)
Diluted earnings (loss) per common share	$(0.02)

Weighted average number of shares outstanding
Basic	17,451,747
Diluted	20,207,046

*	following treasury issue and investment of capital

Item 9.01 (c) Exhibits
 EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release, dated September 7th, 2004, announcing filing of audit and completion of acquisition

SIGNATURE
 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hubei Pharmaceutical Group Ltd. (Registrant)

By:	/s/ H. Y. (Reid) Li

H. Y. (Reid) Li President and Chief Accounting Officer

Date: September 7th, 2004